POWER OF ATTORNEY

      The undersigned hereby each constitute and appoint Mark N. Jacobs, Steven
F. Newman, Michael A. Rosenberg, Jeff Prusnofsky, Robert R. Mullery, Janette Farragher, and John B. Hammalian, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Stephen E. Canter                          November 15, 2001
---------------------
Stephen E. Canter
President

/s/ James Windels                              November 15, 2001
-----------------
James Windels
Treasurer

                                  EXHIBIT A

1)       Dreyfus A Bonds Plus, Inc.
2)       Dreyfus Appreciation Fund, Inc.
3)       Dreyfus Balanced Fund, Inc.
4)       Dreyfus BASIC GNMA Fund
5)       Dreyfus BASIC Money Market Fund, Inc.
6)       Dreyfus BASIC Municipal Fund, Inc.
7)       Dreyfus BASIC U.S. Government Money Market Fund
8)       Dreyfus California Intermediate Municipal Bond Fund
9)       Dreyfus California Tax Exempt Bond Fund, Inc.
10)      Dreyfus California Tax Exempt Money Market Fund
11)      Dreyfus Cash Management
12)      Dreyfus Cash Management Plus, Inc.
13)      Dreyfus Connecticut Intermediate Municipal Bond Fund
14)      Dreyfus Connecticut Municipal Money Market Fund, Inc.
15)      Dreyfus Florida Intermediate Municipal Bond Fund
16)      Dreyfus Florida Municipal Money Market Fund
17)      Dreyfus Founders Funds, Inc.
18)      The Dreyfus Fund Incorporated
19)      Dreyfus GNMA Fund, Inc.
20)      Dreyfus Government Cash Management Funds
21)      Dreyfus Growth and Income Fund, Inc.
22)      Dreyfus Growth and Value Funds, Inc.
23)      Dreyfus Growth Opportunity Fund, Inc.
24)      Dreyfus Index Funds, Inc.
25)      Dreyfus Institutional Money Market Fund
26)      Dreyfus Institutional Preferred Money Market Fund
27)      Dreyfus Institutional Short Term Treasury Fund
28)      Dreyfus Insured Municipal Bond Fund, Inc.
29)      Dreyfus Intermediate Municipal Bond Fund, Inc.
30)      Dreyfus International Funds, Inc.
31)      Dreyfus Investment Grade Bond Funds, Inc.
32)      Dreyfus Investment Portfolios
33)      The Dreyfus/Laurel Funds, Inc.
34)      The Dreyfus/Laurel Funds Trust
35)      The Dreyfus/Laurel Tax-Free Municipal Funds
36)      Dreyfus LifeTime Portfolios, Inc.
37)      Dreyfus Liquid Assets, Inc.
38)      Dreyfus Massachusetts Intermediate Municipal Bond Fund
39)      Dreyfus Massachusetts Municipal Money Market Fund
40)      Dreyfus Massachusetts Tax Exempt Bond Fund
41)      Dreyfus MidCap Index Fund
42)      Dreyfus Money Market Instruments, Inc.
43)      Dreyfus Municipal Cash Management Plus
44)      Dreyfus Municipal Money Market Fund, Inc.
45)      Dreyfus New Jersey Intermediate Municipal Bond Fund
46)      Dreyfus New Jersey Municipal Bond Fund, Inc.
47)      Dreyfus New Jersey Municipal Money Market Fund, Inc.
48)      Dreyfus New Leaders Fund, Inc.
49)      Dreyfus New York Municipal Cash Management
50)      Dreyfus New York Tax Exempt Bond Fund, Inc.
51)      Dreyfus New York Tax Exempt Intermediate Bond Fund
52)      Dreyfus New York Tax Exempt Money Market Fund
53)      Dreyfus Pennsylvania Intermediate Municipal Bond Fund
54)      Dreyfus Pennsylvania Municipal Money Market Fund
55)      Dreyfus Premier California Municipal Bond Fund
56)      Dreyfus Premier Equity Funds, Inc.
57)      Dreyfus Premier Fixed Income Funds
58)      Dreyfus Premier GNMA Fund
59)      Dreyfus Premier International Funds, Inc.
60)      Dreyfus Premier Municipal Bond Fund
61)      Dreyfus Premier New York Municipal Bond Fund
62)      Dreyfus Premier Opportunity Funds
63)      Dreyfus Premier State Municipal Bond Fund
64)      Dreyfus Premier Third Century Fund, Inc.
65)      Dreyfus Premier Value Equity Funds
66)      Dreyfus Premier Worldwide Growth Fund, Inc.
67)      Dreyfus Short-Intermediate Government Fund
68)      Dreyfus Short-Intermediate Municipal Bond Fund
69)      The Dreyfus Socially Responsible Growth Fund, Inc.
70)      Dreyfus Stock Index Fund
71)      Dreyfus Tax Exempt Cash Management
72)      The Dreyfus Premier Third Century Fund, Inc.
73)      Dreyfus Treasury Cash Management
74)      Dreyfus Treasury Prime Cash Management
75)      Dreyfus U.S. Treasury Intermediate Term Fund
76)      Dreyfus U.S. Treasury Long Term Fund
77)      Dreyfus 100% U.S. Treasury Money Market Fund
78)      Dreyfus Variable Investment Fund
79)      Dreyfus Worldwide Dollar Money Market Fund, Inc.
80)      General California Municipal Bond Fund, Inc.
81)      General California Municipal Money Market Fund
82)      General Government Securities Money Market Funds, Inc.
83)      General Money Market Fund, Inc.
84)      General Municipal Bond Fund, Inc.
85)      General Municipal Money Market Funds, Inc.
86)      General New York Municipal Bond Fund, Inc.
87)      General New York Municipal Money Market Fund
88)      MPAM Funds Trust